Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT dated April 25, 2011.

WHEREAS the Corporation and certain of its shareholders are parties to an amended and restated registration rights agreement dated January 27, 2010 (the “Original Agreement”);

WHEREAS pursuant to section 4.4 of the Original Agreement, the Original Agreement can be amended by the written consent of the Corporation and the Investors holding at least 66—2/3% of the total number of Registrable Securities then held by all Investors;

WHEREAS it is in the best interests of the Corporation to amend the Original Agreement;

NOW, THEREFORE:

1.                                       Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Original Agreement, except that all reference in the Original Agreement to “Class A Preferred Shares” shall be replaced by “Preferred Shares” (as defined herein).

2.                                       The definition of “Class A Preferred Shares” is hereby deleted and replaced by the following:

“Preferred Shares” means the Class A Preferred Shares and the Class B Preferred Shares in the share capital of the Corporation, as such shares may be amended, revised, updated, converted, consolidated, subdivided, exchanged, redesignated, reclassified or otherwise changed from time to time.

3.                                       The definition of “Investors” in section 1.1(1) of the Original Agreement is hereby deleted and replaced by the following:

“Investors” means Rho Barbados, Rho Luxco, Braemar, Vincent, Esteban, Dennis, BDR, WM, SC, Cycle, any other Person (i) holding Registrable Securities to whom the registration rights granted under this Agreement have been transferred in accordance with Section 4.1 or (ii) acquiring Preferred Shares in compliance with Section 2.9 and “Investor” means any one of the foregoing;”

4.                                       The definitions of “Holdco I”, “Holdco II” and “Richard” are hereby deleted and any reference to such defined terms in the Original Agreement (including their addresses for notice in Section 4.6 of the Original Agreement) are hereby deleted.

5.                                       The following sentence shall be added at the end of Section 2.9 of the Original Agreement:

“Notwithstanding the foregoing, any Person who subscribes for or acquires (whether directly or upon exercise or conversion of any convertible security) Preferred Shares as part of a transaction that is approved by a written consent of 66-2/3% of the holders of the then-outstanding Preferred Shares may become a party to this Agreement by executing an attornment to this Agreement substantially in the form of Schedule B hereto.”

6.                                       Schedule A of the Original Agreement is hereby deleted and replaced by Schedule A attached hereto.

7.                                       On and after the effective date hereof, any reference to the “Agreement” in the Original Agreement and any reference to the Original Agreement in any other agreements will mean the Original Agreement, as amended by this amendment. Except as specifically amended by this amendment, the provisions of the Original Agreement remain in full force and effect.

8.                                       This amendment is governed by the laws of the Province of Québec and the federal laws applicable therein.

9.                                       This amendment may be executed in any number of counterparts and via facsimile, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument.

[Signature Page Follows]

IN WITNESS WHEREOF the parties have executed this First Amendment to the Amended and Restated Registration Rights Agreement.

SC FUELS INC.

Per:	/s/ Vincent Chornet
	Name:	Vincent Chornet
	Title:	Director

BDR CAPITAL L.P., by its general partner, BDR Partners 1 L.P., itself represented by its general partner 9198-1209 Québec Inc.

Per:	/s/ J. Bedard
Name: J. Bedard
Title:

RV V HOLDINGS SRL

Per:	/s/ Jeffery Martin
	Name:	Jeffery Martin
	Title:	Director

BEV HOLDINGS SRL

Per:	/s/ Neil S. Suslak
	Name:	Neil S. Suslak
	Title:	Managing Partner

WASTE MANAGEMENT OF CANADA CORPORATION

Per:	/s/ Don Carpenter
	Name:	Don Carpenter
	Title:	Vice President

RHO VENTURES VI LUXEMBOURG HOLDINGS, S.A.R.L.

Per:	/s/ Jeffery Martin
	Name:	Jeffery Martin
	Title:	Class A Manager

Per:	/s/ Céline Pignon
	Name:	Céline Pignon
	Title:	Class B Manager

CYCLE CAPITAL FUND I, L.P., by its general partner CYCLE CAPITAL, L.P., itself represented by its general partner CYCLE CAPITAL MANAGEMENT I INC.

Per:	/s/ Bernhardt Zeisig
	Name:	Bernhardt Zeisig
	Title:	Senior Partner

Per:	/s/ Andrée-Lise Methot
	Name:	Andrée-Lise Methot
	Title:	Founder and Senior Partner

/s/ Vincent Chornet
VINCENT CHORNET

/s/ Michael Dennis
MICHAEL DENNIS

/s/ Esteban Chornet
ESTEBAN CHORNET

ENERKEM INC.

Per:	/s/ Vincent Chornet
	Name:	Vincent Chornet
	Title:	President & CEO

ATEL VENTURES, INC., as trustee

Per:
Name:
Title:

SCHEDULE A

INVESTOR

INVESTORS	Number, Class and Series of Preferred Shares

RV V HOLDINGS SRL	76,265 Class A Series 1
101,392 Class A Series 2
320,979 Class A Series 4
40,267 Class B Series 1

RHO VENTURES VI LUXEMBOURG HOLDINGS, S.A.R.L.	399 Class A Series 2 245,436 Class A Series 4 120,803 Class B Series 1

BEV HOLDINGS SRL	38,132 Class A Series 1
50,991 Class A Series 2
342,954 Class A Series 4
52,348 Class B Series 1

VINCENT CHORNET	980 Class A Series 2

ESTEBAN CHORNET	1,198 Class A Series 2

MICHAEL DENNIS	9,547 Class A Series 1
18,691 Class A Series 2
59,386 Class A Series 4

BDR CAPITAL L.P.	51,080 Class A Series 1
135 Class A Series 2
31,794 Class A Series 4

WASTE MANAGEMENT OF CANADA CORPORATION	115,663 Class A Series 4 153,016 Class B Series 1

CYCLE CAPITAL FUND L.P.	124 Class A Series 2
76,086 Class A Series 4
28,187 Class B Series 1

SC FUELS INC.	3 Class A Series 2
2,173 Class A Series 4
403 Class B Series 1

ATTORNMENT TO AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

1.                                       The undersigned hereby acknowledges:

a)                                      receipt of a copy of the amended and restated registration rights agreement between Enerkem Inc. (the “Corporation”) and certain shareholders of the Corporation, as amended (the “Registration Rights Agreement”); and

b)                                     that the undersigned has read and understands the provisions of the Registration Rights Agreement.

2.                                       Capitalized terms used but not otherwise defined herein have the meanings attributed to such terms in the Registration Rights Agreement.

3.                                       The undersigned hereby attorns to and agrees to be bound as a party to the Registration Rights Agreement and to be subject to all of the rights and obligations of an Investor. The undersigned, by signing below, agrees that such signature constitutes a signature to the Registration Rights Agreement.

4.                                       The undersigned acknowledges and confirms that prior to executing this attornment agreement the Corporation requested the undersigned to obtain legal advice with respect to the undersigned’s rights and obligations under the Registration Rights Agreement; and, furthermore, the undersigned confirms and agrees that:

a)                                      the undersigned has executed this attornment agreement on the undersigned’s own volition and without any duress whatsoever from the Corporation, the other Investors or any other Person; and

b)                                     if the undersigned did not obtain legal advice prior to executing this attornment agreement, the undersigned will not in any proceeding relating to the enforcement of rights or obligations under the Registration Rights Agreement raise that fact as a defence or otherwise.

DATED the 25th day of April, 2011.

Signature of Investor:	/s/ Gene Edwards

Name of Investor:	Diamond Alternative Energy of Canada Inc.

Name of Investor:	Diamond Alternative Energy of Canada Inc.

Address of Investor:	P.O. Box 696000
San Antonio, Texas
78269

	Attention:	Robert Buchek
	Facsimile:	210-345-4715

with a copy to, which shall not constitute notice to Valero:

Valero Energy Corporation
P.O. Box 696000
San Antonio, Texas
78269

	Attention:	David Giles
	Facsimile:	210-345-2988